Exhibit 10.15

This instrument was prepared by (Michelle Warren):
213 Market Avenue North, Suite 250
Canton, Ohio 44702

Return to:

PNC Bank, National Association
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention: Recording Department P1-POPP-BL-7

Open-End Mortgage, Assignment of
Rents and Leases and Security Agreement
(This Mortgage Secures Future Advances)

STATE OF ALABAMA

COUNTY OF

THIS OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (this “Mortgage”) is made as of the                  day of December, 2012, by MAGNETECH INDUSTRIAL SERVICES OF ALABAMA, L.L.C. N/K/A MAGNETECH INDUSTRIAL SERVICES, INC. , an Indiana corporation (the “Mortgagor”), with an address at 800 Nave Road, Southeast, Massillon, Ohio 44646 in favor of PNC BANK, NATIONAL ASSOCIATION (the “Mortgagee”), with an address at 213 Market Avenue North, Suite 250, Canton, Ohio 44702.

THIS MORTGAGE IS FILED AS AND SHALL CONSTITUTE A FIXTURE FILING IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7-9A-502(c) OF THE CODE OF ALABAMA.

WHEREAS, the Mortgagor is the owner of a certain tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon;

WHEREAS, the Mortgagor has borrowed from the Mortgagee, is providing a guaranty of a borrowing from the Mortgagee, or is otherwise executing and delivering this Mortgage as collateral security for one or more borrowings from the Mortgagee, in an amount not to exceed Two Million Five Hundred Thousand and 00/100_Dollars ($2,500,000.00) (the “Loan”), which Loan is evidenced by one or more promissory notes in favor of the Mortgagee (as the same may be amended, supplemented or replaced from time to time, the “Note”); and

WHEREAS, on or about the date hereof, the Mortgagor and the Mortgagee are entering into one or more “Transactions” pursuant to and as defined in that certain ISDA Master Agreement dated as of                             ,                  (the “Master Agreement”) (the obligations of the Mortgagor under the Master Agreement, as supplemented by the Transaction and from time to time after the date hereof one or more additional Transactions under the Master Agreement, being herein called the “Hedge Obligations”);

NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the “Obligations”):

(A) the Loan, the Note, the Hedge Obligations and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Mortgagor or by MISCOR GROUP, LTD. to the Mortgagee or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Mortgagor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Mortgagee to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Mortgagee’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Mortgagee incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses.

(B) Any sums advanced by the Mortgagee or which may otherwise become due pursuant to the provisions of the Note, the Master Agreement or this Mortgage or pursuant to any other document or instrument at any time delivered to the Mortgagee to evidence or secure any of the Obligations or which otherwise relate to any of the Obligations (as the same may be amended, supplemented or replaced from time to time, the “Loan Documents”).

The Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee, WITH THE POWER OF SALE, and does agree that the Mortgagee shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the “Property”), to wit:

(a) All of the Mortgagor’s estate in the premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the Mortgagor’s estate, right, title, interest, claim and demand therein and in the public streets and ways adjacent thereto, either in law or in equity (the “Land”);

(b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the “Improvements”);

(c) All rents, income, issues and profits arising or issuing from the Land and the Improvements and advantages and claims against guarantors of any Leases (defined below) (the “Rents”) including the Rents arising or issuing from all leases, licenses, subleases or any other use or occupancy agreement now or hereafter entered into covering all or any part of the Land and Improvements (the “Leases”), all of which Leases and Rents are hereby assigned to the Mortgagee by the Mortgagor. The foregoing assignment shall include all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties, and all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Mortgagor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Mortgagor, however, shall have a license to collect retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist, and provided further that such license to collect Rents shall terminate and cease automatically upon the occurrence of any such Event of Default without the necessity of any notice or other action whatsoever by Mortgagee. The Mortgagor will execute and deliver to the Mortgagee, on demand, such additional assignments and instruments as the Mortgagee may require to implement, confirm, maintain and continue the assignment of Rents hereunder;

(d) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

(e) Without limiting any of the other provisions of this Mortgage, the Mortgagor, as debtor, expressly grants unto the Mortgagee, as secured party, a security interest in all personal property of the Mortgagor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Mortgagor’s business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) letter of credit rights; (xiv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xv) all supporting obligations of all of the foregoing property; (xvi) all property of the Mortgagor now or hereafter in the Mortgagee’s possession or in transit to or from, or under the custody or control of, the Mortgagee or any affiliate thereof; (xvii) all cash and cash equivalents thereof; and (xviii) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Mortgagor will execute and deliver to the Mortgagee on demand such financing statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain such security interest under the Uniform Commercial Code of the State of Alabama (“UCC”) in such portions of the Property the security interest in and disposition of which is governed by the UCC (the “Collateral”).

To have and to hold the same unto the Mortgagee, its successors and assigns, forever.

Subject, however, to the condition that, if (i) the Mortgagor shall fully pay or cause to be fully paid to the Mortgagee the Hedge Obligations, the principal and interest payable with respect of the Loan and the Note, and any extensions, renewals, modifications and refinancings of same, at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall pay all charges incurred herein by Mortgagee on account of Mortgagor, including, but not limited to, attorneys’ fees, and shall pay any and all other indebtedness and other amounts included in the Obligations, and shall keep, perform and observe all and singular the other covenants, conditions and agreements in this Mortgage, the Note, the Master Agreement and the other Loan Documents expressed to be kept, performed, and observed by or on the part of the Mortgagor, all without fraud or delay, and (ii) the Mortgagee shall have no further commitment or agreement to make advances, incur obligations or give value under the Loan, the Note, the Master Agreement, or any other Loan Document (including without limitation advances, obligations or value relating to future advances, open-end, revolving or other lines of credit or letters of credit), then this Mortgage, and all the properties, interests and rights hereby granted, bargained, sold and conveyed shall cease, terminate and be void, but shall otherwise remain in full force and effect.

1. Agreements, Representations and Warranties. The Mortgagor agrees and represents and warrants to the Mortgagee as follows:

(a) Warranty of Title. The Mortgagor warrants to the Mortgagee that (i) the Mortgagor has good and marketable title to an estate in fee simple absolute in the Land and Improvements (or is lawfully seized of such other estate or interest therein as is described on Exhibit A hereto) and has all right, title and interest in all other property constituting a part of the Property, in each case free and clear of all grants, reservations, security interests, liens, charges and encumbrances, except as may otherwise be set forth on an Exhibit B hereto, and has good right, full power and lawful authority to sell, convey, mortgage and grant a security interest in the same in the manner and form aforesaid; and (ii) its name, type of organization, jurisdiction of organization and chief executive office are true and complete as set forth in the heading of this Mortgage. This Mortgage is a valid and enforceable first lien on the Property (except as set forth on Exhibit B) and the Mortgagee shall, subject to the Mortgagor’s right of possession prior to an Event of Default, quietly enjoy and possess the Property. The Mortgagor shall preserve such title as it warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all persons.

(b) Future Advances, Etc. It is expressly understood and agreed that this Mortgage is intended to secure and does secure not only the Obligations, but also future advances and any and all other indebtedness, obligations and liabilities, direct or contingent, of the Mortgagor to the Mortgagee and included in the Obligations, whether now existing or hereafter arising, and any and all extensions, renewals, modifications and refinancings of same, or any part thereof, existing at any time before actual cancellation of this instrument on the probate records of the county or counties where the Property is located, and whether the same be evidenced by note, open account, assignment, endorsement, guaranty, pledge or otherwise. The Loan and any other Obligations may, if provided in the applicable Loan Documents, provide for revolving or open-end loans and advances, all of which shall be secured by this Mortgage.

(c) Security Agreement; Financing Statements. The Mortgagor acknowledges and agrees this instrument shall constitute a “Security Agreement” on personal property within the meaning of the UCC and other applicable law with respect to the Collateral, including and to the extent any of the Collateral constitutes or will become fixtures. In addition to recording this Mortgage in the real property records for the county or counties in which the Land or any part thereof is located, Mortgagee may, at any time and without further authorization from Mortgagor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement centrally with the Office of the Secretary of State for the State of Alabama. Mortgagor authorizes the Mortgagee to prepare and to file financing statements covering the Collateral signed only by Mortgagee and to sign Mortgagor’s signature to such financing statements in any jurisdictions where Mortgagor’s signature is required. Mortgagor promises to pay to the Mortgagee the fees incurred in filing the financing statements, including but not limited to mortgage recording taxes payable in connection with filings on fixtures, which fees shall become part of the Obligations secured hereby. The following information is provided so that that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. The name and mailing address of Mortgagor (debtor), and the name and mailing address of Mortgagee

(secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the UCC), are as stated on the first page of this Mortgage. With respect to all of the Collateral, Mortgagor further represents and warrants that the Collateral is used or bought primarily for business purposes.

2. Affirmative Covenants. Until all of the Obligations shall have been fully paid, satisfied and discharged the Mortgagor shall:

(a) Legal Requirements. Promptly comply with and conform to all present and future laws, statutes, codes, ordinances, orders and regulations and all covenants, restrictions and conditions which may be applicable to the Mortgagor or to any of the Property (the “Legal Requirements”).

(b) Impositions. Before interest or penalties are due thereon and otherwise when due, the Mortgagor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments (including any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and liens, whether of a like or different nature, imposed upon or assessed against the Mortgagor or any of the Property (the “Impositions”). Within thirty (30) days after the payment of any Imposition, the Mortgagor shall deliver to the Mortgagee written evidence acceptable to the Mortgagee of such payment. The Mortgagor’s obligations to pay the Impositions shall survive the Mortgagee’s taking title to (and possession of) the Property through foreclosure, deed-in-lieu or otherwise, as well as the termination of the Mortgage.

(c) Maintenance of Security. Use, and permit others to use, the Property only for its present use or such other uses as permitted by applicable Legal Requirements and approved in writing by the Mortgagee. The Mortgagor shall keep the Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no structural repairs, renewals or replacements shall be made without the Mortgagee’s prior written consent. The Mortgagor shall not remove, demolish or alter the Property nor commit or suffer waste with respect thereto, nor permit the Property to become deserted or abandoned. The Mortgagor covenants and agrees not to take or permit any action with respect to the Property which will in any manner impair the security of this Mortgage or the use of the Property as set forth in the Loan Documents.

3. Leases. The Mortgagor shall not (a) execute an assignment or pledge of the Rents or the Leases other than in favor of the Mortgagee; (b) accept any prepayment of an installment of any Rents prior to the due date of such installment; or (c) enter into or amend any of the terms of any of the Leases without the Mortgagee’s prior written consent. Any or all Leases of all or any part of the Property shall be subject in all respects to the Mortgagee’s prior written consent, shall be subordinated to this Mortgage and to the Mortgagee’s rights and, together with any and all rents, issues or profits relating thereto, shall be assigned at the time of execution to the Mortgagee as additional collateral security for the Obligations, all in such form, substance and detail as is satisfactory to the Mortgagee in its sole discretion.

4. Due on Sale Clause. The Mortgagor shall not sell, convey or otherwise transfer any interest in the Property (whether voluntarily or by operation of law), or agree to do so, without the Mortgagee’s prior written consent, including (a) any sale, conveyance, encumbrance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal or equitable title to the Property, except as otherwise permitted hereunder; (b) any lease of all or any portion of the Property; or (c) any sale, conveyance, encumbrance, assignment, or other transfer of, or the grant of a security interest in, any share of stock of the Mortgagor, if a corporation, or any partnership interest in the Mortgagor, if a partnership, or any membership interest, if a limited liability entity, except in favor of the Mortgagee. Any default under this Section shall cause an immediate acceleration of the Obligations without any demand by the Mortgagee.

5. Mechanics’ Liens. Prior to the Mortgagor performing any construction or other work on or about the Property for which a lien could be filed against the Property, the Mortgagor shall enter into a written contract (“Construction Contract”) with the contractor who is to perform such work, or materialman providing materials (each a “Contractor”), containing a provision whereby (i) the Contractor shall, at the request of the Mortgagor or Mortgagee, verify in an affidavit in a form approved by the Mortgagee that all labor and materials furnished by the Contractor, including all applicable taxes, have been paid by the Contractor up to the date of such requested affidavit, (ii) the Contractor shall, upon the request of the Mortgagor or Mortgagee, at no cost to Mortgagee, post a bond guaranteeing payment for labor and materials provided by all subcontractors, sub-subcontractors and materialmen and subsequently obtain advance lien waivers from such parties in a form acceptable to Mortgagee, (iii) the Contractor agrees to subordinate any lien against the Property, whether obtained under the mechanics’ lien laws or otherwise, to the lien, right, title and terms of the Loan Documents and all advances to be made thereunder and to include a similar provision in contracts with all subcontractors, sub-subcontractors and materialmen with respect to liens obtained by such parties and (iv) the Contractor agrees that foreclosure or a conveyance in lieu of a foreclosure of the liens and security interests securing the Loan shall be fully and automatically effective to terminate and extinguish all of Contractor’s liens and claims of any kind against the Property and to include a similar provision in contracts with all subcontractors, sub-subcontractors and materialmen with respect to liens obtained by such parties. Notwithstanding the foregoing, if mechanics’ or other liens shall be filed against the Property purporting to be for labor or material furnished or to be furnished on behalf of the Mortgagor, or for any other reason relating to the acts or omissions of the Mortgagor, then the Mortgagor shall at its expense, cause such lien to be discharged of record by payment, bond or otherwise within fifteen (15) days after the filing thereof. If the Mortgagor shall fail to cause such lien to be discharged of record within the fifteen (15) day period, the Mortgagee may, in Mortgagee’s sole discretion, cause such lien to be discharged by payment, bond or otherwise without investigation as to the validity thereof or as to any offsets or defenses thereto, and the Mortgagor shall, upon demand, reimburse the Mortgagee for all amounts paid and costs incurred in connection therewith including, without limitation, attorneys’ fees and disbursements.

6. Insurance. The Mortgagor shall keep the Property continuously insured, in an amount not less than the cost to replace the Property or an amount not less than eighty percent (80%) of the full insurable value of the Property, whichever is greater, covering such risks and in such amounts and with such deductibles as are satisfactory to the Mortgagee and its counsel including, without limitation, insurance against loss or damage by fire, with extended coverage and against other hazards as the Mortgagee may from time to time require. With respect to any property under construction or reconstruction, the Mortgagor shall maintain builder’s risk insurance. The Mortgagor shall also maintain comprehensive general public liability insurance, in an amount of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) general aggregate per location, which includes contractual liability insurance for the Mortgagor’s obligations under the Leases, and worker’s compensation insurance. All property and builder’s risk insurance shall include protection for continuation of income for a period of twelve (12) months, in the event of any damage caused by the perils referred to above. All policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by the Mortgagee, shall be with an insurance company or companies satisfactory to the Mortgagee, shall be in form satisfactory to the Mortgagee, shall meet all coinsurance requirements of the Mortgagee, shall be maintained in full force and effect, shall be assigned to the Mortgagee, with premiums prepaid, as collateral security for payment of the Obligations, shall be endorsed with a standard mortgagee clause in favor of the Mortgagee and shall provide for at least thirty (30) days notice of cancellation to the Mortgagee. Such insurance shall also name the Mortgagee as an additional insured under the comprehensive general public liability policy and the Mortgagor shall also deliver to the Mortgagee a copy of the replacement cost coverage endorsement. If the Property is located in an area which has been identified by any governmental agency, authority or body as a flood hazard area or the like, then the Mortgagor shall maintain a flood insurance policy covering the Property in an amount not less than the original amount of the Obligations or the maximum limit of coverage available under the federal program, whichever amount is less.

7 Rights of Mortgagee to Insurance Proceeds. In the event of loss, the Mortgagee shall have the exclusive right to adjust, collect and compromise all insurance claims, and the Mortgagor shall not adjust, collect or compromise any claims under said policies without the Mortgagee’s prior written consent. Each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to the Mortgagee instead of to the Mortgagor and the Mortgagee jointly, and the Mortgagor appoints the Mortgagee as the Mortgagor’s attorney-in-fact to endorse any draft therefor. All insurance proceeds may, at the Mortgagee’s sole option, be applied to all or any part of the Obligations and in any order (notwithstanding that such Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may impose.

8 Installments for Insurance, Taxes and Other Charges. Upon the Mortgagee’s request, the Mortgagor shall pay to the Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Property (the “Escrow Charges”). The amounts so paid shall be used in payment of the Escrow Charges so long as no Event of Default shall have occurred. No amount so paid to the Mortgagee shall be deemed to be trust funds, nor shall any sums paid bear interest. The Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments. If, at any time, the funds being held by the Mortgagee for any insurance premium or Imposition are exhausted, or if the Mortgagee determines, in its sole discretion, that such funds will be insufficient to pay in full any insurance premium or Imposition when due, the Mortgagor shall promptly pay to the Mortgagee, upon demand, an amount which the Mortgagee shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, the Mortgagee shall have the right, at its election, to apply any amount so held against the Obligations due and payable in such order as the Mortgagee may deem fit, and the Mortgagor hereby grants to the Mortgagee a lien upon and security interest in such amounts for such purpose.

9 Condemnation. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Property, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor shall deliver to the Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by the Mortgagee, and any award or compensation shall be applied, at the Mortgagee’s option, to any part of the Obligations and in any order (notwithstanding that any of such Obligations may not then be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may impose.

10. Environmental Matters. (a) For purposes of this Section 10, the term “Environmental Laws” shall mean all federal, state and local laws, regulations and orders, whether now or in the future enacted or issued, pertaining to the protection of land, water, air, health, safety or the environment. The term “Regulated Substances” shall mean all substances regulated by Environmental Laws, or which are known or considered to be harmful to the health or safety of persons, or the presence of which may require investigation, notification or remediation under the Environmental Laws. The term “Contamination” shall mean the discharge, release, emission, disposal or escape of any Regulated Substances into the environment.

(b) The Mortgagor represents and warrants (i) that no Contamination is present at, on or under the Property and that, to the best of the Mortgagors knowledge, no Contamination is being or has been emitted onto any surrounding property; (ii) all operations and activities on the Property have been and are being conducted in accordance with all Environmental Laws, and the Mortgagor has all permits and licenses required under the Environmental Laws; (iii) no underground or aboveground storage tanks are or have been located on or under the Property; and (iv) no legal or administrative proceeding is pending or threatened relating to any environmental condition, operation or activity on the Property, or any violation or alleged violation of Environmental Laws. These representations and warranties shall be true as of the date hereof, and shall be deemed to be continuing representations and warranties which must remain true, correct and accurate during the entire duration of the term of this Mortgage.

(c) The Mortgagor shall ensure, at its sole cost and expense, that the Property and the conduct of all operations and activities thereon comply and continue to comply with all Environmental Laws. The Mortgagor shall notify the Mortgagee promptly and in reasonable detail in the event that the Mortgagor becomes aware of any violation of any Environmental Laws, the presence or release of any Contamination with respect to the Property, or any governmental or third party claims relating to the environmental condition of the Property or the conduct of operations or activities thereon. The Mortgagor also agrees not to permit or allow the presence of Regulated Substances on any part of the Property, except for those Regulated Substances (i) which are used in the ordinary course of the Mortgagor’s business, but only to the extent they are in all cases used in a manner which complies with all Environmental Laws; and (ii) those Regulated Substances which are naturally occurring on the Property. The Mortgagor agrees not to cause, allow or permit the presence of any Contamination on the Property.

(d) The Mortgagee shall not be liable for, and the Mortgagor shall indemnify, defend and hold the Mortgagee and the Indemnified Parties (as hereinafter defined) and all of their respective successors and assigns harmless from and against all losses, costs, liabilities, damages, fines, claims, penalties and expenses (including reasonable attorneys’, consultants’ and contractors’ fees, costs incurred in the investigation, defense and settlement of claims, as well as costs incurred in connection with the investigation, remediation or monitoring of any Regulated Substances or Contamination) that the Mortgagee or any Indemnified Party may suffer or incur (including as holder of the Mortgage, as mortgagee in possession or as successor in interest to the Mortgagor as owner of the Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) as a result of or in connection with (i) any Environmental Laws (including the assertion that any lien existing or arising pursuant to any Environmental Laws takes priority over the lien of the Mortgage); (ii) the breach of any representation, warranty, covenant or undertaking by the Mortgagor in this Section 10; (iii) the presence on or the migration of any Contamination or Regulated Substances on, under or through the Property; or (iv) any litigation or claim by the government or by any third party in connection with the environmental condition of the Property or the presence or migration of any Regulated Substances or Contamination on, under, to or from the Property.

(e) Upon the Mortgagee’s request, the Mortgagor shall execute and deliver an Environmental Indemnity Agreement satisfactory in form and substance to the Mortgagee, to more fully reflect the Mortgagor’s representations, warranties, covenants and indemnities with respect to the Environmental Laws.

11. Inspection of Property. The Mortgagee shall have the right to enter the Property at any reasonable hour for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon, as well as the conduct of operations and activities on the Property. The Mortgagee may enter the Property (and cause the Mortgagee’s employees, agents and consultants to enter the Property), upon prior written notice to the Mortgagor, to conduct any and all environmental testing deemed appropriate by the Mortgagee in its sole discretion. The environmental testing shall be accomplished by whatever means the Mortgagee may deem appropriate, including the taking of soil samples and the installation of ground water monitoring wells or other intrusive environmental tests. The Mortgagor shall provide the Mortgagee (and the Mortgagee’s employees, agents and consultants) reasonable rights of access to the Property as well as such information about the Property and the past or present conduct of operations and activities thereon as the Mortgagee shall reasonably request.

12. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder: (a) any Event of Default or Termination Event (as such terms are defined in any of the Obligations) provided, however, that, no such failure to observe or perform any covenant or other agreement (excluding financial covenants, financial reporting covenants, and negative covenants) shall constitute an Event of Default unless such failure continues for a period of 30 days after the earlier to occur of (a) the date when the Mortgagor becomes aware of such failure and (b) the date when the Bank gives written notice to the Mortgagor of such failure; (b) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Mortgagee under any of the Obligations that have a demand feature; (d) the Mortgagor’s failure to perform any of its obligations under this Mortgage or under any Environmental Indemnity Agreement executed and delivered pursuant to Section 10(e); (e) falsity, inaccuracy or material breach by the Mortgagor of any written warranty, representation or statement made or furnished to the Mortgagee by or on behalf of the Mortgagor; (f) an uninsured material loss, theft, damage, or destruction to any of the Property, or the entry of any judgment against the Mortgagor or any lien against or the making of any levy, seizure or attachment of or on the Property; (g) the Mortgagee’s failure to have a mortgage lien on the Property with the priority required under Section 1; (h) any indication or evidence received by the Mortgagee that the Mortgagor may have directly or indirectly been engaged in any type of activity which, in the Mortgagee’s discretion, might result in the forfeiture of any property of the Mortgagor to any governmental entity, federal, state or local; (i) foreclosure proceedings, whether judicial or non-judicial, are instituted against the Property upon any other lien or claim, whether alleged to be superior or junior to the lien of this Mortgage; or (j) the Mortgagor’s failure to pay any Impositions as required under Section 2(b), or to maintain in full force and effect any insurance required under Section 6.

13. Rights and Remedies of Mortgagee. If an Event of Default occurs, subject to the Loan Documents, the Mortgagee may, at its option and without demand, notice or delay, do one or more of the following:

(a) The Mortgagee may declare the entire unpaid principal balance of the Obligations, together with all interest thereon, to be due and payable immediately.

(b) The Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, (i) institute and maintain an action or actions of mortgage foreclosure against the Property and the interests of the Mortgagor therein, (ii) institute and maintain an action or actions on any instruments evidencing the Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, all as the Mortgagee may elect, and in each such action the Mortgagee shall be entitled to all costs of suit and attorneys fees.

(c) The Mortgagee may, in its sole and absolute discretion: (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Property. The Mortgagee may exercise any right under this subsection (c), whether or not the Mortgagee shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Mortgagee a “mortgagee in possession”, unless the Mortgagee shall have entered into and shall continue to be in actual possession of the Property. The Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Mortgagee and to perform all other obligations of that tenant for the direct benefit of the Mortgagee, as if the Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Mortgagee to make such payment or perform such obligations. The Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the Mortgagee shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor.

(d) The Mortgagee shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Property or to collect the Rents, without notice and without regard to the adequacy of the Property to secure the Obligations. A receiver while in possession of the Property shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property, or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver shall be added to and become a part of the Obligations secured by this Mortgage.

(e) In addition to any and all remedies it may have or exercise under this Mortgage, the Note, the Master Agreement, any of the other Loan Documents, or under applicable law, the Mortgagee may immediately and without demand exercise any and all of the rights of a secured party upon default under the UCC, all of which shall be cumulative. Such rights shall include, without limitation: (i) the right to take possession of the Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from Mortgagee and without any liability for rent, storage, utilities or other sums; (ii) the right to sell, lease, or otherwise dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale; and unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give to Mortgagor at least ten (10) days’ prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which Mortgagor agrees shall be reasonable notice of any sale or disposition of the Collateral; (iii) the right to require Mortgagor, upon request of Mortgagee, to assemble and make the Collateral available to Mortgagee at a place reasonably convenient to Mortgagee and Mortgagor; and (iv) the right to notify account debtors, and demand and receive payment therefrom.

(f) In addition to any other rights or remedies provided by this Mortgage or any other Loan Documents or applicable law, the Mortgagee shall be authorized, at its option, whether or not possession of the Property is taken, to sell the Property (or such part or parts thereof as Mortgagee may from time to time elect to sell) under the power of sale herein given to and reserved by Mortgagee, to sell the Property for cash to the highest bidder at public auction in front of the main courthouse door in the county or counties, as may be required, where the Property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the Property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county or counties where the Property is located, as may be required (but if no newspaper is published in any such county, the notice shall be published in a newspaper published in an adjoining county for three successive weeks). The sale shall be held between the hours of 11:00 a.m. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. Upon payment of the purchase money, Mortgagee or any person conducting the sale for Mortgagee is authorized to execute to the purchaser at said sale a deed to the Property so purchased. Mortgagee may bid at said sale and purchase the Property, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner as Mortgagee may elect. The provisions of Section 13(e) of this Mortgage shall apply with respect to Mortgagee’s enforcement of rights or interests in personal property which constitutes Property hereunder.

(g) At the option of the Mortgagee, this Mortgage may be foreclosed as provided by law or in equity, in which event a reasonable attorneys’ fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. In the event Mortgagee exercises its option to foreclose this Mortgage in equity, Mortgagee may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Property, and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Mortgagor, a defense to any proceedings instituted by the Mortgagee to collect the sums secured hereby, or to collect any deficiency remaining unpaid after the foreclosure sale of the Property.

14. Application of Proceeds. The Mortgagee shall apply the proceeds of any sale of, or other disposition or realization upon, or Rents or profits from, the Property to satisfy the Obligations in such order of application as the Mortgagee shall determine in its exclusive discretion; provided, however, that the proceeds of any foreclosure sale pursuant to Section 13(f), or any sale pursuant to Section 13(e), shall be applied as provided by law.

15. Mortgagee’s Right to Protect Security. The Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the Mortgagee’s rights or powers hereunder; (b) purchase such insurance policies covering the Property as it may elect if the Mortgagor fails to maintain the insurance coverage required hereunder; and (c) take such action as the Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements, to cure any Events of Default and to protect its security in the Property.

16. Appointment of Mortgagee as Attorney-in-Fact. The Mortgagee, or any of its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to do any or all of the following: (a) collect the Rents after the occurrence of an Event of Default; (b) settle for, collect and receive any awards payable under Section 9 from the authorities making the same; and (c) execute, deliver and file, at Mortgagor’s sole cost and expense, such financing, continuation or amendment statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain its security interest under the UCC on any portion of the Property.

17. Certain Waivers. The Mortgagor hereby waives and releases all benefit that might accrue to the Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment or any rights of marshalling in the event of any sale hereunder of the Property, and, unless specifically required herein, all notices of the Mortgagor’s default or of the Mortgagee’s election to exercise, or the Mortgagee’s actual exercise of any option under this Mortgage or any other Loan Document.

18. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this Section.

19. Further Acts. By its signature hereon, the Mortgagor hereby irrevocably authorizes the Mortgagee to execute (on behalf of the Mortgagor) and file against the Mortgagor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Mortgagee, and the Mortgagor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Mortgagee to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Mortgagee, the Mortgagor will execute all documentation necessary for the Mortgagee to obtain and maintain perfection of its security interests in the Property. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring or confirming unto the Mortgagee the property and rights hereby mortgaged, or which Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intent of or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. The Mortgagor grants to the Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to the Mortgagee under the Note, this Mortgage, the other Loan Documents, at law or in equity, including, without limitation, the rights and remedies described in this paragraph.

20. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Mortgagor or the Mortgagee’s interest in the Property, the Mortgagor will pay such tax, with interest and penalties thereon, if any. If the Mortgagee determines that the payment of such tax or interest and penalties by the Mortgagor would be unlawful or taxable to the Mortgagee or unenforceable or provide the basis for a defense of usury, then the Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the entire Obligations immediately due and payable.

21. Recording Taxes; Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any recording or other tax or charge on the same, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

22. Preservation of Rights. No delay or omission on the Mortgagee’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Mortgagee’s action or inaction impair any such right or power. The Mortgagee’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Mortgagee may have under other agreements, at law or in equity.

23. Illegality. If any provision contained in this Mortgage should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Mortgage.

24. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Mortgagor from, any provision of this Mortgage will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor will entitle the Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

25. Entire Agreement. This Mortgage (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

26. Survival; Successors and Assigns. This Mortgage will be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Mortgagor may not assign this Mortgage in whole or in part without the Mortgagee’s prior written consent and the Mortgagee at any time may assign this Mortgage in whole or in part; and provided, further, that the rights and benefits under the Paragraphs entitled “Environmental Matters”, “Inspection of Property” and “Indemnity” shall also inure to the benefit of any persons or entities who acquire title or ownership of the Property from or through the Mortgagee or through action of the Mortgagee (including a foreclosure, sheriff’s or judicial sale). The provisions of Paragraphs entitled “Environmental Matters”, “Inspection of Property” and “Indemnity” shall survive the termination, satisfaction or release of this Mortgage, the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure.

27. Interpretation. In this Mortgage, unless the Mortgagor and Mortgagee otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”, references to articles, sections (or subdivisions of sections) or exhibits are to those of this Mortgage; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Mortgage. Section headings in this Mortgage are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose. If this Mortgage is executed by more than one party as Mortgagor, the obligations of such persons or entities will be joint and several.

28. Indemnity. The Mortgagor agrees to indemnify each of the Mortgagee, each legal entity, if any, who controls, is controlled by or is under common control with the Mortgagee and each of their respective directors, officers, employees and agents (the “Indemnified Parties”) and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Mortgagor), in connection with or arising out of or relating to the matters referred to in this Mortgage or in the other Loan Documents, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Mortgagor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Mortgage, payment of any Obligations and assignment of any rights hereunder. The Mortgagor may participate at its expense in the defense of any such action or claim.

29. Governing Law and Jurisdiction. This Mortgage has been delivered to and accepted by the Mortgagee and will be deemed to be made in the State where the Mortgagee’s office indicated above is located. THIS MORTGAGE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE MORTGAGEE’S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE MORTGAGEE IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON THE PROPERTY OR ANY INTEREST THEREIN. The Mortgagor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Mortgagee’s office indicated above is located; provided that nothing contained in this Mortgage will prevent the Mortgagee from bringing any action, enforcing any award or judgment or exercising any rights against the Mortgagor individually, against any security or against any property of the Mortgagor within any other county, state or other foreign or domestic jurisdiction. The Mortgagee and the Mortgagor agree that the venue provided above is the most convenient forum for both the Mortgagee and the Mortgagor. The Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

30. Authorization to Obtain Credit Reports. By signing below, each Mortgagor who is an individual provides written authorization to the Mortgagee or its designee (and any assignee or potential assignee hereof) authorizing review of the Mortgagor’s personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering the Obligations and/or this Mortgage and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

31. Change in Name or Locations. The Mortgagor hereby agrees that if the location of any of the Property changes from the Land or its chief executive office, or if the Mortgagor changes its name, its type of organization, its state of organization (if Mortgagor is a registered organization), its principal residence (if Mortgagor is an individual), its chief executive office (if Mortgagor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not the current name of the Mortgagor, the Mortgagor will immediately notify the Mortgagee in writing of the additions or changes.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

32. WAIVER OF JURY TRIAL. THE MORTGAGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

33. WAIVER OF EXEMPTIONS. Mortgagor expressly waives all rights and benefits of exemption as to the Property, if any, under and by virtue of the laws of the State of Alabama or any other state. If Mortgagor is an individual, Mortgagor represents and warrants to Mortgagee that the Property is not the homestead of Mortgagor, or Mortgagor’s spouse (if Mortgagor is married).

The undersigned acknowledges that it has read and understood all the provisions of this Mortgage, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:	MAGNETECH INDUSTRIAL SERVICES, INC.

By:
(SEAL)
Print Name:		Michael P. Moore
Title:		Chief Executive Officer
(Include title only if an officer of entity signing to the right)

ACKNOWLEDGMENTS

STATE OF                        )

                         COUNTY )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Michael P. Moore, whose name as Chief Executive Officer of MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation, is signed to the foregoing                              and who is known to me, acknowledged before me on this day that, being informed of the contents of the                                     , he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this the                  day of December, 2012.

[NOTARIAL SEAL]
Notary Public
My Commission Expires:

EXHIBIT A

Legal Description

That real property situated in the Country of Mobile, State of Alabama, described as follows, to-wit:

Parcel A

That portion of Block “2”, Jacintoport, Unit One, Section “A”, as recorded in Map Book 21, Page 93 of the Probate Court Records of Mobile County, Alabama, being more particularly described as follows: Beginning at the Northwest Corner of Block “2”, Jacintoport, Unit One, Section “A”, as recorded in Map Book 21, Page 93 of the Probate Court Records of Mobile County, Alabama, run South 86 degrees 05 minutes 47 seconds East along the North boundary of said Block “2”, a distance of 94.77 feet to a point; thence continuing along said North Boundary of Block “2”, run South 89 degrees 40 minutes 47 seconds East 703.43 feet to a point on the West right of way line of Station Street; thence along said West right of way line of Station Street, run South 11 degrees 45 minutes 12 seconds East 0.54 feet to the P.C. of a curve to the right having a central angle of 72 degrees 25 minutes 52 seconds and a radius of 50 feet; thence continuing along said West right of way line of Station Street, run Southwestwardly along the arc of said curve, 63.21 feet to the P.T. of said curve, said point being on the West right of way line of Bill Myles Drive West and on the arc of a 263.16 foot radius curve concave Southeastwardly; thence along said West right of way line of Bill Myles Drive West, run Southwestwardly along said arc of curve 252.96 feet to the P.T. of said curve; thence continuing along said West right of way line of Bill Myles Drive West, run south 05 degrees 36 minutes 05 seconds West 186.51 feet to a point; thence run North 86 degrees 39 minutes 23 seconds West 664.25 feet to a point on the East line of a 100 foot Southern Railway right of way; thence along said East line of the 100 foot Southern Railway right of way, run North 05 degrees 36 minutes 05 seconds East 417.31 feet to the POINT OF BEGINNING.

Parcel B

Lot 1, Jacintoport, Unit One, Section “A”, resubdivision of Block 4, as recorded in Map Book 38, Page 119 of the Probate Court Records of Mobile County, Alabama, being more particularly described as follows: Commencing at the Southwest corner of Block “4”, Jacintoport, Unit One, Section “A”, as recorded in Map Book 21, Page 93 of the Probate Court Records, Mobile County, Alabama, said point being on the East right of way line of Bill Myles Drive West; thence along said East Right of way line of Bill Myles Drive West, run North 05 degrees 36 minutes 05 seconds East, 362.85 feet to the POINT OF BEGINNING of the property herein described; thence continuing North 05 degrees 36 minutes 04 seconds East along said East right of way line of Bill Myles Drive West, run 157.73 feet to the P.C. of a curve to the right having a radius of 163.16 feet; thence continuing along said East right of way ling of Bill Myles Drive West, run Northeastwardly along the arc of said curve 241.25 feet to the P.T. of said curve, said point being on the South right of way line of Bill Myles Drive North; thence along said South right of way line of Bill Myles Drive North and an Eastwardly projection thereof, run South 89 degrees 40 minutes 47 seconds East 323.03 feet to a point; thence run South 00 degrees 19 minutes 13 seconds West 305.0 feet to a point; thence run North 89 degrees 40 minutes 47 seconds West 500.00 feet to the POINT OF BEGINNING.

EXHIBIT B

Permitted Encumbrances